UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

Aura FAT Projects Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-901886	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Phillip Steet, #09-00, Royal One Phillip

Singapore, 048692

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +65-3135-1511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	AFARU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	AFAR	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	AFARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

Aura FAT Projects Acquisition Corp., a Cayman Islands exempted company limited by shares, with company registration number 384483 (the “Company”), entered into an Investment Management Trust Agreement, dated April 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), which was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-263717) in connection with its initial public offering on April 18, 2022 (the “IPO”).

On July 10, 2024, at 8:00 a.m. ET, the Company held a virtual extraordinary general meeting of its shareholders at https://www.cstproxy.com/aurafatprojects/2024, pursuant to due notice (such meeting, the “Extraordinary General Meeting”) in that certain Proxy Statement on Schedule 14(a) filed on June 21, 2024 (as supplemented, the “Proxy Statement”). At the Extraordinary General Meeting, the Company shareholders entitled to vote at the Extraordinary General Meeting (the “Shareholders”) cast their votes and approved the proposal (the “Trust Amendment Proposal”) to authorize the Company to enter into Amendment No. 2 to the Trust Agreement (the “Trust Agreement Amendment”) to amend the Trust Agreement to allow the Company to extend beyond July 18, 2024 the date by which either the Company must have completed its initial business combination or Continental must liquidate the Trust Account established in connection with the IPO (the “Trust Account”). Following approval of the Trust Amendment Proposal by the Shareholders, the Company and Continental promptly entered into the Trust Agreement Amendment.

The foregoing summary is qualified by the full text of the Trust Agreement Amendment, which is included as Exhibit 10.1.

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment of Memorandum and Articles of Association

As described in more detail in Item 5.03, the Shareholders approved the Extension Amendment Proposal (defined below) and the Founder Share Amendment Proposal (defined below) to amend the Second Amended and Restated Memorandum and Articles of Association (the “Charter”) and authorized the Company to file the Second Amendment to the Second Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) with the Cayman Islands authorities. Following approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal by the Shareholders, the Company promptly filed the Amended Charter with the Cayman Islands authorities. The foregoing summary is qualified by the full text of the Amended Charter, which is included as Exhibit 3.1.

Item 5.03.	Articles of Incorporation or Bylaws.

At the Extraordinary General Meeting, the Shareholders approved the Extension Amendment Proposal and the Founder Share Amendment Proposal for the Company to adopt and file with the Cayman Islands authorities the Amended Charter, which the Company promptly filed following the Shareholders’ approval.

Pursuant to the Amended Charter, the Company has the right to extend beyond July 18, 2024 (the “Original Termination Date”) by up to 12, 1-month extensions through July 18, 2025 (each of the 12, 1-month extensions, an “Extension”, and each such extended date a “Deadline Date”) the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), or (ii) cease its operations if and redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the IPO. In connection with each Extension, the Company or Aura FAT Projects Capital LLC (the “Sponsor”) (or its affiliates or permitted designees) is required to deposit into the Trust Account the lesser of (x) $5,000, or (y) $0.02 per share for each public share outstanding as of the applicable Deadline Date, and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (the “Extension Amendment Proposal”).

Moreover, pursuant to the Amended Charter, the holders of the Company’s Class B ordinary shares have the right to convert such Class B ordinary shares into Class A ordinary shares on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”). The foregoing summary is qualified by the full text of the Amended Charter, which is included as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On the record date of May 28, 2024, the Company had 5,781,696 shares entitled to vote at the Extraordinary General Meeting. At the Extraordinary General Meeting, the Shareholders voted on three of four proposals presented, each as described in the Proxy Statement, and cast their votes as described below:

Proposal 1 – Extension Amendment Proposal

The Shareholders approved the Extension Amendment Proposal. The following is a tabulation of the voting results:

Ordinary Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,660,717	405,678	0	0

Proposal 2 – Founder Share Amendment Proposal

The Shareholders approved the Founder Share Amendment Proposal. The following is a tabulation of the voting results:

Ordinary Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,845,644	220,751	0	0

Proposal 3 – Trust Amendment Proposal

The Shareholders approved the Trust Amendment Proposal. The following is a tabulation of the voting results:

Ordinary Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,840,645	225,750	0	0

Item 8.01.	Other Events.

Redemption of Shares

In connection with the voting on the Extension Amendment Proposal, the Founder Share Amendment Proposal, and the Trust Amendment Proposal at the Extraordinary General Meeting, holders of 2,728,914 shares of Class A ordinary shares exercised the right to redeem such shares for cash.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Second Amendment to the Second Amended and Restated Memorandum and Articles of Association.
10.1	Amendment No. 2 to Investment Management Trust Agreement.
99.1	Press Release dated July 16, 2024.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Aura FAT Projects Acquisition Corp.

Date: July 16, 2024	By:	/s/ David Andrada
David Andrada
Co-Chief Executive Officer

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